UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 18, 2007

                            ZHONE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-32743               22-3509099

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(State or Other Jurisdiction of   (Commission File No.)      (I.R.S. Employer
        Incorporation)                                      Identification No.)

                               7001 Oakport Street
                            Oakland, California 94621
          (Address of Principal Executive Offices, Including Zip Code)

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                                 (510) 777-7000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

On October 18, 2007, Zhone Technologies, Inc. issued a press release announcing its third quarter 2007 results. The information furnished in this Item 2.02 and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01      Financial Statements and Exhibits.

 (d)    Exhibits

        The following exhibit is filed herewith:

        Exhibit
        Number               Description
       ---------------      ----------------------------------------------------
        99.1                 Press Release dated October 18, 2007 issued by
                             Zhone Technologies, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 18, 2007                     Zhone Technologies, Inc.


                                            By:  /s/ Kirk Misaka
                                                -------------------------------
                                                 Kirk Misaka
                                                 Chief Financial Officer







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